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                                                                    EXHIBIT 32.2

                           ULTRA CLEAN HOLDINGS, INC.
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

The certification set forth below is being submitted in connection with the quarterly report on Form 10-Q of Ultra Clean Holdings, Inc. for the quarter ended September 30, 2004 (the "Report") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United Code.

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ultra Clean Holdings, Inc.

Date: November 08, 2004

                                                       /s/ Phillip A. Kagel
                                                --------------------------------
                                                          Phillip A. Kagel
                                                       Chief Financial Officer